SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 22, 2006
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2006, Discovery Laboratories, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (“Registration Rights Agreement”) with one selected institutional investor (“Investor”), whereby the Company will issue to the Investor (i) 4,629,630 shares (the “Shares”) of its common stock, par value $0.001 per share, at a price per share of $2.16 for an aggregate purchase price of $10,000,000, and (ii) a Warrant to purchase up to 2,314,815 shares of common stock (the “Warrant Shares”) at an exercise price of $3.18 per share. The closing for the purchase of the Shares occurred concurrently with the execution of the Purchase Agreement on November 22, 2006. The Warrant has a five-year term and shall be exercisable for cash or, in the event that the registration statement is not available for the resale of the Warrant Shares, on a cashless basis.

Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “Commission”) within 30 days of November 22, 2006 with respect to the resale of the Warrant Shares.

The Company also entered into a related Engagement Letter dated November 21, 2006, with Jefferies & Co., Inc. (“Jefferies”), who is acting as exclusive placement agent for the offering. Pursuant to the Engagement Letter, the Company has agreed to pay Jefferies a fee of 5% of the gross proceeds resulting from the offering.

The Company expects the net proceeds from this offering to be approximately $9,400,000 after deducting the estimated underwriting discount (5%) and the estimated offering expenses ($100,000). The Company currently anticipates using the net proceeds from the offering primarily for:

•
Regulatory, clinical and manufacturing activities intended to gain U.S. Food and Drug Administration (FDA) regulatory approval for the Company’s lead drug product candidate, Surfaxin® for the prevention of Respiratory Distress Syndrome (RDS) in premature infants. Included are activities to support submitting a complete response to the second FDA Approvable Letter (which focused on the Chemistry, Manufacturing and Controls section of the Company’s new drug application).

•	Further development activities of Surfaxin to include novel formulations of Surfaxin and to address additional respiratory diseases and conditions afflicting neonatal and pediatric patients; and

•
Development of Aerosurf™, the Company’s proprietary surfactant replacement therapy in aerosolized form administered through nasal continuous positive airway pressure to potentially obviate the need for endotracheal intubation and conventional mechanical ventilation for the prevention of RDS in premature infants.

Pending the application of the net proceeds, the Company expects to invest the proceeds in short-term, interest-bearing instruments or other investment-grade securities.

The description of the terms and conditions of the Purchase Agreement and the rights and obligations of the Company and the Investor in connection therewith are qualified by reference in their entirety to the definitive terms and conditions of the Purchase Agreement and the Registration Rights Agreement, forms of which are attached hereto as Exhibit 10.1.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the agreements filed as exhibits to this report and incorporated herein by reference. The Purchase Agreement and the Registration Rights Agreement have been filed in order to provide investors and the Company’s stockholders with information regarding their terms and in accordance with applicable rules and regulations of the Commission. Pursuant to each of the Purchase Agreement and Registration Rights Agreement, each of the Company and the Investor made customary representations, warranties and covenants and agreed to indemnify each other for certain losses arising out of breaches of such representations, warranties, covenants and other specified matters. The representations, warranties and covenants were made by the parties to and solely for the benefit of each other and any expressly intended third party beneficiaries in the context of all of the terms and conditions of the agreements and in the context of the specific relationship between the parties. Accordingly, investors and stockholders should not rely on the representations, warranties and covenants. Furthermore, investors and stockholders should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or continuing intentions of the parties, since they were only made as of the date of the agreements. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in the Company’s reports or other filings with the Commission.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the offering set forth in Item 1.01 is incorporated herein by reference. The Shares and the Warrant were issued to the Investor in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Warrant, dated November 22, 2006.

10.1	Securities Purchase Agreement, dated as of November 22, 2006.

10.2	Registration Rights Agreement, dated as of November 22, 2006.

99.1	Press Release, dated November 22, 2006

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company’s filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:	/s/ Robert J. Capetola
Robert J. Capetola, Ph.D.
President and Chief Executive Officer

Date: November 22, 2006